BlackRock Capital Appreciation Fund, Inc.

(the “Fund”)

Supplement dated July 24, 2012

to the Statement of Additional Information dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

Jeffrey Lindsey, CFA, and Bryan Krause are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection entitled “Other Funds and Accounts Managed” is revised as set forth below:

	Number of Other Accounts Managed and Assets by Account Type		Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Lindsey, CFA	12	7	22	0	0	2
	$4 Billion	$892.7 Million	$2.86 Billion	$0	$0	$260.9 Million
Bryan Krause[1]	11	7	19	0	0	2
	$3.99 Billion	$1.77 Billion	$2.84 Billion	$0	$0	$261.8 Million

[1]	Information for Mr. Krause is provided as of July 19, 2012.

The last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Managers	Applicable Benchmarks
Jeffrey R. Lindsey	Lipper Large Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category
Bryan Krause

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Mr. Lindsey has received long-term incentive awards.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Deferred Compensation Program” is deleted in its entirety and replaced with the following:

All of the eligible portfolio managers have participated in the deferred compensation program.

The subsection entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of September 30, 2011.

Portfolio Manager	Dollar Range
Jeffrey R. Lindsey	$100,001-$500,000
Bryan Krause[1]	None

[1]	Information for Mr. Krause is provided as of July 19, 2012.

Shareholders should retain this Supplement for future reference.

SAI-CAP-0712SUP